Second Amendment to Lock-Up & Voting Agreement

     This Second Amendment to Lock-Up & Voting Agreement, (the "Agreement," respectively) is made and entered into by and among AmeriNet Group.com, Inc., a Delaware corporation formerly operating as Equity Growth Systems, inc., with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively) and the officers directors and principal stockholders of AmeriNet made signatories to this Amendment (the "Holding Company's Principals"), AmeriNet and AmeriNet's Principals being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

     WHEREAS, AmeriNet and AmeriNet Principals are desirous of further amending the Lock-Up & Voting Agreement, to permit the President of AmeriNet to authorize the sale of additional shares of AmeriNet common stock (the "Excepted Shares"), to Xcel Associates, Inc., or its designees, should any of the signatories below be willing to sell the Excepted Shares; and

     NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby amend the Agreement as follows:

     The provisions of this Agreement are hereby agreed to amend and modify the Lock-Up & Voting Agreements as amended however except as specifically modified the prior Lock-Up & Voting Agreement as amended is to remain in full force and effect.

A. Notwithstanding anything in the Lock-Up & Voting Agreement, as amended, to the contrary, the president of AmeriNet is hereby authorized, empowered and directed to authorize persons subject to this Lock-Up Agreement to sell an aggregate of AmeriNet common stock in the proportions agreed upon from persons signing this Lock-Up Agreement to Xcel Associates, Inc., a New Jersey corporation, or its designees, provided that such sales are concluded prior to December 31, 1999:

B. Notwithstanding anything in the Lock-Up & Voting Agreement, as amended, to the contrary, nothing in this Agreement shall be interpreted as an agreement by the Holding Company's Principals to engage in any concerted or group activities involving the Holding Company's common stock, as determined for purposes of Commission Rule 144, or Sections 13, 14 or 16 of the Exchange Act.

     In Witness Whereof, the Parties have caused this Supplement to be executed effective as of the date last set forth below.

Signed, sealed and delivered
     In Our Presence:

                                                        AmeriNet Group.com, Inc.

---------------------------------
                                                           /s/ Micahel H. Jordan
_________________________________       By:     ________________________________
                                                Michael Harris Jordan, President

     (Corporate Seal)
                                                       /s/ G. Richard Chamberlin
                                     Attest:    --------------------------------
                                                G. Richard Chamberlin, Secretary
Dated:    October __, 1999

                                                          AmeriNet's Principals:

---------------------------------
                                                          /s/ Charles J. Scimeca
---------------------------------                     --------------------------
                                                              Charles J. Scimeca
                                                                     Stockholder
Dated:    October __, 1999

---------------------------------
                                                            /s/ Anthony Q. Joffe
---------------------------------                      -------------------------
                                                                Anthony Q. Joffe
                                                        Director and Stockholder

Dated:    October __, 1999

---------------------------------
                                                           /s/ Penny Adams Field
---------------------------------                      -------------------------
                                                               Penny Adams Field
                                                        Director and Stockholder
Dated:    October __, 1999

---------------------------------
                                                       /s/ G. Richard Chamberlin
---------------------------------                      -------------------------
                                                   G. Richard Chamberlin Esquire
                                               Officer, Director and Stockholder

Dated:    October __, 1999

---------------------------------
                                                        /s/ Mark Granville-Smith
---------------------------------                      -------------------------
                                                  Mark Granville-Smith, Director
                                              and Stockholder, on his own behalf
                                         and as attorney-in-fact for his father,
                                                          Edward Granville-Smith
Dated:    October __, 1999

---------------------------------
                                                      /s/ Edward Granville-Smith
---------------------------------                      -------------------------
                                             Edward Granville-Smith, Stockholder
                               on his own behalf and on behalf of his affiliates

Dated:    October __, 1999

---------------------------------
                                                          /s/ Jerry C.  Spellman
---------------------------------                      -------------------------
                                                  Jerry C. Spellman, Stockholder
                               on his own behalf and on behalf of his affiliates
Dated:    October __, 1999

---------------------------------
                                                              /s/ Cyndi N. Calvo
---------------------------------                      -------------------------
                                               Cyndi N. Calvo, on her own behalf
                                                  and as a trustee for the Calvo
                                          Family Spendthrift Trust, Stockholders

Dated:    October __, 1999

---------------------------------
                                                       /s/ William A. Calvo, III
---------------------------------                      -------------------------
                                        William A. Calvo, III, on his own behalf
                                     and as a trustee for his children, William,
                                                Alexander & Edward, Stockholders

Dated:    October __, 1999

---------------------------------
                                                           /s/ Leonard M. Tucker
---------------------------------                      -------------------------
                                                    Leonard Miles Tucker, on his
                                                     own behalf and on behalf of
                                          Carrington Capital Corp., Stockholders
Dated:    October __, 1999

---------------------------------
                                                             /s/ Michelle Tucker
---------------------------------                      -------------------------
                                             Michelle Tucker, on her own behalf,
                                    on behalf of Blue Lake Capital Corp., and as
                                  a trustee for her children Shayna and Montana,
                                                                    Stockholders

Dated:    October __, 1999

---------------------------------
                                                         /s/ Joseph D. Radcliffe
---------------------------------                      -------------------------
                                          Joseph D. Radcliffe, on his own behalf
                                    and on behalf of his affiliates, Stockholder
Dated:    October __, 1999

---------------------------------
                                                            /s/ Dennis Radcliffe
---------------------------------                      -------------------------
                                          Dennis V. Radcliffe, on his own behalf
                                    and on behalf of his affiliates, Stockholder
Dated:    October __, 1999

---------------------------------
                                                        /s/ Michael J. Radcliffe
---------------------------------                      -------------------------
                                         Michael J. Radcliffe, on his own behalf
                                    and on behalf of his affiliates, Stockholder
Dated:    October __, 1999

---------------------------------
                                                           /s/ Vanessa Radcliffe
---------------------------------                      -------------------------
                                            Vanessa Radcliffe, on her own behalf
                                    and on behalf of her affiliates, Stockholder

Dated:    October __, 1999
                                                      The Yankee Companies, Inc.

---------------------------------
                                                           /s/ Leonard M. Tucker
_________________________________     By:     _______________________________
                                                 Leonard Miles Tucker, President

     (Corporate Seal)
                                                       /s/ William A. CAlvo, III
                                   Attest:    __________________________________
                                                William A. Calvo, III, Secretary
Dated:    October __, 1999